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Exhibit 10.33

FIFTH AMENDMENT TO
THE ALLIANCE DATA SYSTEMS 401(K) AND RETIREMENT SAVINGS PLAN
(amended and restated as of January 1, 2001)

        ADS Alliance Data Systems, Inc. hereby adopts this Amendment No. 5 to the Alliance Data Systems 401(k) and Retirement Savings Plan (the "Plan"), effective as of September 12, 2003, except as otherwise provided.

  1.
  Section 1.67 shall be amended by adding new subsection (E) at the end thereof to read as follows:

  (E)
  Notwithstanding the foregoing, former employees of Specialty Retailers (TX) LP, a subsidiary of Stage Stores, Inc ("Specialty), who became employees of the Company as of September 12, 2003, as the result of an asset purchase shall have their service to Specialty, as determined from its payroll records ("Specialty Service"), credited to them for purpose of determining their eligibility to participate in the Plan, provided, however, that no such former employee shall be, or ever become, eligible to receive a Retirement Contribution.

  2.
  Section 1.68 of the Plan shall be amended by adding new subsection (G) at the end thereof to read as follows:

  (G)
  Notwithstanding the foregoing, former employees of Specialty, who became employees of the Company as of September 12, 2003, as the result of an asset purchase shall have their Specialty Service credited to them for purpose of determining their Years of Vesting Service.

  3.
  Appendix A shall be amended by adding the following new language at the end thereof:

Employing Company	Years of Eligibility	Years of Vesting
Specialty	Date of hire by Specialty, but only if employed by the Company as of 9/12/2003.	Date of hire by Specialty, but only if employed by the Company as of 9/12/2003.

        IN WITNESS WHEREOF, this amendment has been executed on this 25th day of September, 2003, but effective as provided above.

ADS ALLIANCE DATA SYSTEMS, INC.
By:	/s/ DWAYNE H. TUCKER

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  Exhibit 10.33
FIFTH AMENDMENT TO THE ALLIANCE DATA SYSTEMS 401(K) AND RETIREMENT SAVINGS PLAN (amended and restated as of January 1, 2001)